UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 9, 2012

TALON INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13669	95-4654481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21900 Burbank Blvd., Suite 270 Woodland Hills, California	91367
(Address of Principal Executive Offices)	(Zip Code)

(818) 444-4100

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))
☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

Effective as of April 9, 2012, Michael Francis Snyder resigned as a member of the Board of Directors of Talon International, Inc. Mr. Snyder has been a member of the Talon Board of Directors since July 2010.

Mr. Snyder was an independent member of the Board, appointed by the Series B Preferred shareholder. CVC California, LLC, the sole holder of Talon's Series B Preferred Stock, will be entitled to elect an independent director to fill the vacant board seat resulting from Mr. Snyder's resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALON INTERNATIONAL, INC.

Date: April 11, 2012	By:	/s/ Lonnie D. Schnell
Lonnie D. Schnell, Chief Executive Officer